QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Revised Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Under Rule 14a-12
MacroPore, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MACROPORE, INC.
6740 TOP GUN STREET
SAN DIEGO, CALIFORNIA 92121

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 28, 2002

Dear MacroPore Stockholder:

        You are cordially invited to attend the 2002 annual meeting of the stockholders of MacroPore, Inc. The annual meeting will be held in the United States, at our offices located at 6740 Top Gun Street, San Diego, California and in Germany at KTC Ölmühlweg 65, 61462 Königstein on May 28, 2002, commencing at 9:00 a.m., San Diego local time, and at 6:00 p.m., Frankfurt local time. The two locations will be connected through video conference. I look forward to meeting with as many of our stockholders as possible.

        At the meeting, you will vote upon the election of our board of directors, the approval of an amendment to our Amended and Restated 1997 Stock Option and Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder, and the approval of an amendment to our certificate of incorporation to change our name to MacroPore Biosurgery, Inc. There will also be a report on our business, and you will have the opportunity to ask questions about us. In addition, we will attend to any other business properly brought before the meeting.

        We have attached a proxy statement that contains more information about these items and the meeting. Stockholders that own stock at the close of business on March 29, 2002, can vote at the meeting. A list of our stockholders allowed to vote will be available for inspection by any stockholder at our offices in San Diego and at our offices in Königstein, Germany, during normal business hours at those locations, for the ten business days prior to the meeting. This list will also be available at our San Diego offices and our video conference facility during the meeting.

        We hope that you will find it convenient to attend the meeting in person. Whether or not you expect to attend, please complete, date, sign, and mail the enclosed proxy to ensure your representation at the meeting and the presence of a quorum. If your address is on our stockholder list a return envelope is provided for you and no postage need be affixed to the proxy when it is mailed. If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

By Order of the Board of Directors,
CHRISTOPHER J. CALHOUN Vice-Chairman, Chief Executive Officer, and Secretary

San Diego, California, USA
April 11, 2002

i

PROXY STATEMENT

MacroPore, Inc.
6740 Top Gun Street
San Diego, CA 92121
(858) 458-0900

INFORMATION CONCERNING SOLICITATION AND VOTING

        This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our board of directors to be used at our annual meeting of stockholders to be held on May 28, 2002, and at any adjournment of the annual meeting, for the purposes set forth in the accompanying notice of annual meeting. Our annual report for the year ended December 31, 2001 accompanies this proxy statement. This proxy statement and accompanying materials are expected to be first sent or given to our stockholders on or about April 11, 2002.

        We have fixed the close of business on March 29, 2002 as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting. Only holders of record of shares of our common stock on that date are entitled to notice of and to vote at the annual meeting. Each share of our common stock entitles the holder to one vote on each matter presented to stockholders for approval at the annual meeting. On January 31, 2002, there were 15,106,623 shares of our common stock outstanding.

Questions and Answers about the Meeting and Voting

1.    What is a proxy?

        A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Our Chief Executive Officer, Vice Chairman of the Board and Secretary, Christopher J. Calhoun and our Chief Financial Officer, Ari Bisimis, have been designated the Proxies for the 2002 annual meeting.

2.    What is a proxy statement?

        A proxy statement is a document that Securities and Exchange Commission regulations require us to give you when we ask you to sign a proxy card.

3.    What is the difference between a stockholder of record and a stockholder who holds stock in street name?

        All of our issued and outstanding shares of common stock are represented by global stock certificates deposited with the German securities depository, Clearstream Banking AG. Clearstream has provided us with the names of the beneficial owners of our shares from its records for this proxy solicitation. If you hold your shares in your own name and Clearstream identifies you on its records as a beneficial owner of your shares, you are a stockholder of record for purposes of this proxy solicitation. If your broker or bank holds your shares and Clearstream's records indicate that your broker or bank is the beneficial owner of your shares, then you hold your shares in street name.

4.    What different methods can you use to vote?

        Stockholders can vote by written proxy card, or stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.    What is the record date and what does it mean?

        The record date for the 2002 annual meeting is March 29, 2002. The record date is established by our board of directors as required by Delaware law. Owners of common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

6.    How can you revoke a proxy?

        A stockholder can revoke a proxy by giving written notice to our secretary, delivering a later-dated proxy, or voting in person at the meeting. Attendance at the annual meeting will not, by itself, constitute revocation of a proxy.

7.    What are your voting choices when voting for director nominees, and what vote is needed to elect directors?

        In voting on the election of director nominees to serve until the 2003 annual meeting, stockholders may vote in favor of all nominees, may withhold votes as to all nominees, or may withhold votes as to specific nominees. Directors will be elected by a plurality. The board recommends a vote "FOR" each of the nominees.

8.    What are your voting choices when voting on the amendment to our Amended and Restated 1997 Stock Option and Stock Purchase Plan?

        In voting on the amendment to our Amended and Restated 1997 Stock Option and Stock Purchase Plan, stockholders may vote in favor of the amendment or against the amendment, or may abstain from voting on the amendment. The proposal to approve the amendment will require approval by a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the meeting. The board recommends a vote "FOR" this proposal.

9.    What are your voting choices when voting on the amendment to our certificate of incorporation?

        In voting on the amendment to our certificate of incorporation, stockholders may vote in favor of the amendment or against the amendment, or may abstain from voting on the amendment. The proposal to approve the amendment will require approval by a majority of the votes cast by the holders of the shares of common stock voting in person or by proxy at the meeting. The board recommends a vote "FOR" this proposal.

10.    What if a stockholder does not specify a choice for a matter when returning a proxy?

        Stockholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the amendment to our Amended and Restated 1997 Stock Option and Stock Purchase Plan, and FOR the amendment to our certificate of incorporation.

11.    How are abstentions and broker non-votes counted?

        Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In all matters other than the election of directors, abstentions will have the same effect as a vote against a specified proposal.

PROPOSAL 1. ELECTION OF DIRECTORS

        Our board of directors is composed of six members. The names of the six nominees for election as directors are set forth below. All directors are elected annually and serve a one-year term until the next annual meeting or until their respective successors are duly elected and qualified. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director, an event which our board of directors does not now expect, our board of directors reserves the right to nominate another person or to vote to reduce the size of our board of directors. If another person is nominated, the proxy holder intends to vote the shares to which the proxy relates for the election of the person nominated by our board of directors.

Nominees and Business Experience

Name	Age	Position(s)
Marshall G. Cox	66	Chairman of the Board and Director
Christopher J. Calhoun	36	Vice-Chairman of the Board, Chief Executive Officer, Secretary and Director
Michael Simpson	56	Director
Ari Bisimis	32	Chief Financial Officer and Director
David Rickey	46	Director
Edmund Krix	42	Director

        Marshall G. Cox has served as Chairman of our board of directors since May 1997. He founded Western Micro Technology, Inc. and from 1994 to 1997 served as its chairman and chief executive officer. Mr. Cox retired from Western Micro as Chairman Emeritus in 1997. He is the Managing Director of the Saratoga Boy's Club, formerly a major stockholder in MacroPore, and he serves on the board of directors of Internix, Inc. Mr. Cox holds a B.S. from the University of California, Los Angeles. Mr. Cox is Mr. Calhoun's father-in-law.

        Christopher J. Calhoun is a co-founder of MacroPore and has served as our Vice-Chairman of the Board, Chief Executive Officer and Secretary since May 1997. From 1989 to July 1996, Mr. Calhoun was involved in research and management for the Plastic Surgery Bone Histology and Histometry Laboratory at the University of California, San Diego. Mr. Calhoun holds a B.A. from the University of California, San Diego and an M.B.A. from the University of Phoenix.

        Michael Simpson has served as a director since September 1998. From September 1998 to April 1, 2002, he also served as our President. From 1986 to 1996, Mr. Simpson served as President of Synthes (USA) Maxillofacial Division, a medical devices company. From 1997 to 1998, he served as President of the Craniofacial Division at Bionx Implants, Inc. Mr. Simpson holds a B.A. from St. Bonaventure University.

        Ari Bisimis has served as our Chief Financial Officer and as a director since April 2000. Mr. Bisimis worked in various investment banking firms before joining MacroPore. From 1998 to April 2000, Mr. Bisimis served as head of Eurobond trading for Dresdner Kleinwort Benson. From 1997 to 1998, he served as Senior Fixed Income Trader for Commerzbank and from 1994 to 1997 as Eurobond trader for JP Morgan. Mr. Bisimis holds a Diplom Kaufmann degree from Johann Wolfgang Goethe University in Frankfurt, Germany.

        David Rickey has served as a director of MacroPore since November 1999. Since 1996, Mr. Rickey has served as President and Chief Executive Officer of Applied Micro Circuits Corporation, which provides high-performance, high-bandwidth silicon solutions for optical networks. Mr. Rickey also serves as a director of Applied Micro Circuits Corporation and Silicon Wave, Inc., which designs, develops and manufactures radio frequency and digital semiconductor products. He holds a B.S. from Marietta College, a B.S. from Columbia University and an M.S. from Stanford University.

        Edmund Krix has served as a director of MacroPore since August 2000. Since 1984, Mr. Krix has served as Chief Executive Officer and Chairman of the Board of Teleplan International N.V., an office products service and maintenance company.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
1997 STOCK OPTION AND STOCK PURCHASE PLAN

        Our board of directors has approved an amendment to our Amended and Restated 1997 Stock Option and Stock Purchase Plan. The effect of the amendment will be to increase the aggregate number of shares of common stock that may be issued under the plan from 5,000,000 shares of common stock to 7,000,000 shares of common stock. The number of shares currently authorized for issuance under the plan exceeds 30% of our outstanding shares of common stock, and, if increased to 7,000,000, the number of shares authorized for issuance under the plan will continue to exceed 30% of our outstanding shares.

Purpose and Effect of the Proposed Amendment

        The plan currently has 5,000,000 shares of common stock reserved for issuance, and as of January 31, 2002, the plan had 412,119 shares of common stock available for issuance. The plan is intended to encourage participants to contribute to our long-term growth, to align their interests with our stockholders' and to aid us in attracting and retaining officers, employees, consultants and directors of outstanding ability. Our board of directors believes it is in our best interest to increase the number of shares of common stock authorized under the plan to 7,000,000 so that we will be able to make additional awards of incentive stock options to employees under the plan.

Description of the Plan

        Our board of directors and our stockholders adopted the plan in October 1997. The plan is administered by our board of directors, or by a compensation committee appointed by our board of directors. The purpose of the plan is to provide our designated employees, certain consultants and advisors who perform services for us, and non-employee members of our board of directors, with the opportunity to receive grants of stock options, awards of our common stock or grants of a right to purchase shares of our common stock. Awards or grants may be made to directors and employees, and to consultants, selected by the compensation committee in its discretion. Nonqualified stock options may be awarded to anyone eligible to participate in the plan. Only our employees are eligible to receive incentive stock options.

        We have made grants of nonqualified stock options and incentive stock options, but to date we have not issued any other type of grant or award under the plan. As of January 31, 2002, options to acquire 1,266,909 shares of common stock had been exercised and we had outstanding options to acquire 3,320,980 shares of our common stock pursuant to the plan.

        Each grant or award under the plan will be accompanied by a grant instrument. The grant instrument will describe the type and number of grants that have been awarded and the terms and restrictions applicable to the grant. The grant instrument for an option will describe when the option will become exercisable. Awards granted under the plan and shares acquired pursuant thereto are subject to a number of rights and restrictions, including provisions relating to the termination of employment of service of the grantee. Grantees may exercise options that have become exercisable by delivering a written notice of exercise to us stating the number of shares with respect to which the options are being exercised, along with payment in full of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of the plan. Except as otherwise determined by the board, an option will become exercisable at a rate of 25% per year over four years from the date of grant of the option. The term of an option may not exceed ten years from the date of grant. If an employee owns more than 10% of the voting power of our stock, an incentive stock option granted to that employee may not have a term that exceeds five years from the date of grant.

        Our board of directors or the compensation committee may adopt, amend or rescind rules, procedures, and terms of the plan at any time without stockholder approval, but stockholder approval must be obtained for any amendment for which approval is required by Section 422 of the United States Internal Revenue Code of 1986 or by other provisions of applicable law. The provisions of the plan relating to the grant of incentive stock options shall terminate on October 22, 2007 unless sooner terminated by the compensation committee. All awards made under the plan prior to its termination will remain in effect until they are satisfied or terminated. Stock options awarded under the plan are not transferable.

        In general, the individual stock option agreements granted under the plan prior to January 1, 2001 provide option holders with the ability to exercise stock option grants which have not yet vested. Shares of common stock issued by us upon the exercise of unvested options are held in escrow with our Secretary. Such escrowed shares typically vest 25% at the end of the first year anniversary of the stock option agreement and then vest at the rate of 1/48th per month thereafter until fully vested. In the event of termination of employment, we typically have a right to purchase any shares of common stock issued to an employee pursuant to the exercise of an unvested stock option. Individual stock option agreements issued under the plan since January 1, 2001 generally do not allow the exercise of unvested stock options.

Federal Income Tax Consequences

        The United States federal income tax treatment of the issuance and exercise of stock options under the plan is described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants or exercises under the plan. Tax laws are subject to change. The plan is not subject to the Employee Retirement Income Security Act of 1974 and is not a tax-qualified plan under Section 401 of the Internal Revenue Code.

Nonqualified Stock Options

        There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our stock at the time of exercise over the exercise price. We generally will be entitled to a corresponding federal income tax deduction.

        Upon the sale of the shares of stock acquired upon the exercise of a nonqualified stock option, participants will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and their tax basis in the shares, which is generally the exercise price plus the amount of income recognized at the time of exercise. The capital gain tax rate will depend on the length of time a participant holds the shares and other factors.

        If a participant surrenders shares of our common stock to pay the purchase price, the participant will recognize no gain or loss on the surrendered shares, and the participant's basis and holding period under the Internal Revenue Code for the surrendered shares will continue to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, will be includable in the participant's gross income. A participant's basis in the excess shares will equal the sum of the cash paid upon the exercise of the stock option plus any amount included in the participant's gross income as a result of the exercise of the stock option.

Incentive Stock Options

        There generally are no federal income tax consequences upon the grant of an incentive stock option. Participants will not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be included in a participant's alternative minimum taxable income in the year in which the participant exercises an incentive stock option.

        Participants will recognize income when they sell shares acquired upon exercise of an incentive stock option. If a participant holds the shares acquired upon exercise of an incentive stock option at least two years from the date the option was granted and at least one year from the date the shares were transferred upon the exercise of the option, the participant will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. We will not be entitled to any corresponding tax deduction.

        If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements, which is considered a disqualifying disposition under the Internal Revenue Code, gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise, or the amount realized on the disposition, if less, and the exercise price, and we will generally be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time a participant holds shares before the disposition.

        If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price will result in income, or loss, to the participant and, to the extent of recognized income, a tax deduction to us. If a participant surrenders the shares after the holding period requirements are met, or surrenders shares that were not received upon the exercise of an incentive stock option, the participant will recognize no gain or loss on the surrendered shares, and the participant's basis and the holding period for the surrendered shares will continue to apply to that number of new shares that is equal to the surrendered shares. To the extent that the number of shares received by the participant exceeds the number of shares surrendered, the participant's basis in the excess shares will equal the amount of cash, if any, paid for such excess shares and the participant's holding period with respect to the excess shares will begin on the date the option to acquire the shares was exercised.

Statement of Benefits

        If the proposed amendment to the plan is approved, the number of stock options that will be awarded to participants in the plan, including our chief executive officer and our other three most highly compensated executive officers, is within the discretion of our board of directors and our compensation committee and therefore is not currently determinable. The number of stock options that were awarded under the plan to our chief executive officer and our other three most highly compensated executive officers and to other persons participating in the plan for the year ending

December 31, 2001, and in 2002, as of February 8, 2002 and subject to approval of the proposed amendment to the plan, are as follows:

PLAN BENEFITS

	Shares
	2001	2002
Christopher J. Calhoun Chief Executive Officer	200,000	205,000
Michael Simpson(1) President	100,000	110,000
Ari Bisimis Chief Financial Officer	50,000	110,000
Charles Galetto Senior Vice President, Finance and Administration	20,000	30,000
Executive Group(2)	805,000	560,000
Non-Executive Director Group(3)	75,000	185,000
Non-Executive Officer Employee Group	698,000	211,000

(1)
Mr. Simpson has retired from his position as our President as of April 1, 2002. He is continuing to serve as a director.

(2)
Includes Christopher J. Calhoun, Michael J. Simpson, Ari Bisimis, Charles Galetto, G. Bryan Cornwall, Bruce Reuter, Sharon Schulzki and Matthew Scott.

(3)
Includes Marshall G. Cox, David Rickey and Edmund Krix.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1997 STOCK OPTION AND STOCK PURCHASE PLAN.

PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

        Our board of directors has proposed to amend our certificate of incorporation, as already amended and restated, to change our name to MacroPore Biosurgery, Inc. We develop and market products for the biosurgery market and we believe the proposed name is a more accurate reflection of our business, will better identify us and our products, and better reflects our strategic direction.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

COMPENSATION AND OTHER INFORMATION CONCERNING
DIRECTORS AND EXECUTIVE OFFICERS

Biographical Information

        The following table sets forth biographical information regarding our directors and executive officers as of February 8, 2001.

Name	Age	Position(s)
Marshall G. Cox	66	Chairman of the Board and Director
Christopher J. Calhoun	36	Chief Executive Officer, Vice-Chairman of the Board, Secretary and Director
Michael Simpson	56	Director
Ari Bisimis	32	Chief Financial Officer and Director
Charles Galetto	51	Senior Vice President—Finance and Administration, and Treasurer
Sharon Schulzki	43	Senior Vice President—General Manager—Spine & Orthopedics
Bruce Reuter	52	Vice President—Market Development
G. Bryan Cornwall	37	Vice President — Research & Technology
Matthew Scott	38	Vice President—Biologics
John Ferris	44	Vice President—Europe
David Rickey	46	Director
Edmund Krix	42	Director

        See "Proposal No. 1 Election of Directors" for biographical information regarding Messrs. Cox, Calhoun, Simpson, Bisimis, Rickey, and Krix.

        Mr. Simpson served as our President from September 1998 until his retirement as of April 1, 2002. We expect that Mr. Calhoun will be appointed to serve as our President at our next board of directors meeting.

        Charles E. Galetto has served as our Senior Vice President—Finance and Administration and Treasurer since April 2000. From August 1997 to January 2000, Mr. Galetto served in various positions with PMR Corporation, a company specializing in mental health care programs, including service as Senior Vice President—Finance and Treasurer of PMR Corporation. From June 1996 to July 1997, he served as Vice President—Corporate Controller of Medtrans, a medical transportation service, a division of Laidlaw, Inc. and from 1989 to 1996, as Chief Finance Officer, Treasurer and Secretary of Data/Ware Development, Inc., a software development company. Mr. Galetto is a certified public accountant and holds a B.S. from Wayne State University.

        Sharon Schulzki has served as our Senior Vice President and General Manager—Spine & Orthopedics business unit since November 2001. From July 2000 to November 2001, she served as Vice President of that business unit. From 1983 to 1998, Ms. Schulzki served in various positions with the Howmedica, Inc. division of Pfizer, a manufacturer of medical devices, including Vice President. During that time she also served as Senior Vice President, Worldwide Marketing and Product Development, Howmedica Leibinger, Inc. Ms. Schulzki holds a B.S. from Loyola College, Baltimore, MD.

        Bruce Reuter has served as our Vice President and General Manager of Bone Fixation Products since September 2001. From January 2001 to September 2001, he served as our Vice President—Market Development. From January 1990 to October 2000, Mr. Reuter served as the Vice President and Managing Director of Mentor International, a multi-national marketer of medical devices. He holds a B.A. from the University of Rhode Island and an M.B.A. from Memphis State University.

        G. Bryan Cornwall has served as our Vice President—Research & Technology since November 2001. Dr. Cornwall previously served as our Director of Research and Spine, Reconstructive and Orthopedic Development, beginning in February 2000. Prior to joining MacroPore, Dr. Cornwall served as Manager of Research for NuVasive, Inc., a spinal technology firm, from April 1999 to February 2000. From February 1997 to April 1999, he served as Senior Development Engineer for the trauma and orthopedic divisions of DePuy ACE, a developer and manufacturer of specialty orthopedic products. From June 1996 to February 1997, he served as Director of Engineering and Design for the trauma and orthopedic division of Terray Corporation, which develops and manufactures implants, prosthesis and surgical devices. He holds a B.S., M.S., and Ph.D. from Queen's University at Kingston, Ontario.

        Matthew Scott has served as our Vice President—Biologics since September 2001. He previously served as our Global Director of Training and Client Development, beginning in April 1999. From April 1997 to April 1999, Mr. Scott was a National Sales Manager for The Straumann Company, a medical device and implantology company. He holds a B.S. from the University of Arkansas.

        John Ferris has served as our Vice President—Europe since August 2000. From April 2000 to August 2000, he was International Business Manager for Summit Medical, a medical device company focused on cementation, transfusion and wound drainage products. From July 1997 to April 2000, Mr. Ferris served as the European Market Development Manager with Norian Ltd., which develops and manufactures a bone substitute. Before joining Norian, Mr. Ferris served as a Marketing Director from August 1987 to June 1997 for the DePuy France and DePuy International Ltd. divisions of DePuy, Inc., a developer and manufacturer of orthopedic implants and products. Mr. Ferris holds a B.A. from the University of Newcastle upon Tyne.

Meetings and Committees of the Board of Directors

        The board of directors is responsible for managing MacroPore in accordance with the provisions of our bylaws and certificate of incorporation and applicable law. The number of directors which constitutes the board of directors is established by the board, subject to a minimum of three directors. Currently, all directors hold office for a term ending on the date of the annual meeting following the annual meeting at which such director was elected. Except as otherwise provided by the bylaws for filling vacancies on the board of directors, our directors are elected at the annual meeting of stockholders and hold office until their respective successors are elected, or until their earlier resignation or removal. Our board of directors held four meetings during 2001.

        The board of directors has established a compensation committee to handle compensation matters and administer our Amended and Restated 1997 Stock Option and Stock Purchase Plan. The committee consists of Mr. Calhoun and Mr. Cox. The committee determines the compensation received by directors and reviews and approves the compensation and benefits for executive officers. The committee held two meetings during 2001.

        The board of directors has also established an audit committee consisting of Mr. Rickey and Mr. Krix. Paul Araquistain, an employee, also serves on the audit committee. Mr. Rickey and Mr. Krix are independent, while Mr. Araquistain is not independent, as that term is defined in the New York Stock Exchange's listing standards. The committee provides recommendations to the board of directors regarding the selection of our independent public accountants, reviews the scope of the annual audit, approves the audit fees to be paid, and reviews our financial accounting controls with the staff and the independent public accountants. The board of directors has not adopted a written charter for the audit committee. The committee held four meetings during 2001.

Director Compensation

        Presently, other than expenses in connection with attendance at meetings and certain other expenses, we do not compensate any non-employee members of the board of directors. Non-employee directors are eligible to receive options under our Amended and Restated 1997 Stock Option and Stock Purchase Plan.

        Mr. Cox is employed by us. He receives a monthly salary of $5,000 and we provide him with coverage under our medical and health insurance plans at a cost to us of approximately $6,000 annually. Mr. Cox is eligible to receive options under our Amended and Restated 1997 Stock Option and Stock Purchase Plan.

Executive Compensation

        Our executive officers are appointed by our board of directors. We have not entered into any written employment agreements with any of our executive officers or directors.

        The following table sets forth summary information concerning compensation awarded to, earned by, or accrued for services by our Chief Executive Officer and our three other most highly-compensated executive officers for services rendered to us in all capacities during the years ended December 31, 1999, 2000 and 2001.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Awards Securities Underlying Options/SARs (#)
Name and Principal Position					All Other Compensation(1)
	Year	Salary	Bonus
Christopher J. Calhoun Chief Executive Officer and Secretary	2001 2000 1999	$180,000 177,303 145,750	$40,000 50,760 41,086	200,000 62,500 250,000	$20,332 12,845 7,385
Michael Simpson(2) President	2001 2000 1999	166,200 168,299 165,000	30,000 46,530 41,086	100,000 68,750 55,000	12,198 9,600 9,600
Ari Bisimis(3) Chief Financial Officer	2001 2000	160,000 120,000	35,000 36,000	50,000 275,000	9,600 7,200
Charles Galetto(4) Senior Vice President, Finance and Administration and Treasurer	2001 2000	150,000 102,885	26,000 38,125	20,000 100,000	13,016 6,600

(1)
The amounts in this column represent a car allowance and other miscellaneous benefits given to each named executive officer.

(2)
Mr. Simpson has retired from his position as our President as of April 1, 2002. He is continuing to serve as a director.

(3)
Mr. Bisimis began his employment with us in April 2000. He was granted 10,000 options in May 1999 for consulting services he provided prior to joining us.

(4)
Mr. Galetto began his employment with us in April 2000.

Option Grants in 2001

        The following table sets forth, as to the named executive officers, information concerning stock options granted during the year ended December 31, 2001.

	Individual Grants
Name	Number Of Securities Underlying Option/SARS Granted (#)	Percent Of Total Options/SARs Granted to Employees in 2001	Exercise Price Per Share ($/share)	Expiration Date	Grant Date Present Value ($)(1)
Christopher J. Calhoun	200,000	13.3	$7.06	1/3/2011	$1,010,000
Michael Simpson(2)	100,000	6.6	7.06	1/3/2011	505,000
Ari Bisimis	50,000	3.3	7.06	1/3/2011	252,500
Charles Galetto	20,000	1.3	7.06	1/3/2011	101,000

(1)
We used the Black-Scholes option-pricing model to determine the grant date present value of the options set forth in this table. Use of this model should not be construed as an endorsement of its accuracy at valuing options. The real value of the options depends upon the actual changes in the market price of our common stock during the applicable period.

(2)
Mr. Simpson has retired from his position as our President as of April 1, 2002. He is continuing to serve as a director.

        All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following facts and assumptions were used in calculating grant date present value: exercise prices as indicated in the table above, fair market value of each option on the date of grant based on the best information available, a dividend yield of 0.0%, an expected stock option term of ten years, and a stock price volatility of 60.0% based on the market performance of the stock of similar medical device companies. We used an assumed risk-free interest rate in our calculations equivalent to the yield of a zero-coupon, ten-year Treasury bond on the date of the grants. The risk-free interest rate was 3.52% for options granted on January 3, 2001. No other discounts or restrictions related to vesting or the likelihood of vesting of the stock options were applied.

Aggregated Option Exercises in 2001 and Year-End Option Values

        The following table sets forth information concerning options to purchase our common stock held as of December 31, 2001 by each of the officers named in the summary compensation table who have stock options.

        Amounts set forth as "value realized" in the following table represent hypothetical calculations based on the difference between the fair market value of our common stock underlying the options and the exercise price of the options. Prior to our initial public offering in August 2000, there was no public market for our common stock. The value realized is therefore based on the best information available as to the fair market value of our common stock at the date of grant of the option. The value realized does not necessarily represent any actual monetary gain to the option holder.

			Number of Securities Underlying Unexercised Options/SARs as of December 31, 2001
					Value of Unexercised in-the-money Options/SARs as of December 31, 2001
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Christopher Calhoun	—	—	218,750	200,000	$567,813
Michael Simpson(1)	80,204	$197,302	132,921	100,000	257,323	—
Ari Bisimis	—	—	260,000	50,000	145,600	—
Charles Galetto	—	—	100,000	20,000	56,000	—

(1)
Mr. Simpson has retired from his position as our President as of April 1, 2002. He is continuing to serve as a director.

Compensation Committee Interlocks and Insider Participation

        Mr. Calhoun, who is a member of the compensation committee, is currently our Vice-Chairman of the Board, Chief Executive Officer and Secretary and serves as a director. Mr. Cox, who is also a member of the compensation committee, serves as our Chairman of the Board.

Certain Relationships and Related Transactions

        In February 2002, we made a loan to Ari Bisimis, one of our directors and our chief financial officer, in the aggregate amount of $150,000, at an annual interest rate of 5.75%, for the purchase of 50,000 shares of our common stock from another of our stockholders. The interest rate will be adjusted once a year on the anniversary of the issuance date of the loan. The loan is secured by a pledge of all of the stock purchased by Mr. Bisimis with the proceeds of the loan, is full recourse to Mr. Bisimis and matures in February 2005.

        In February 2002, we also made a loan to Christopher Calhoun, our Vice-Chairman of the Board, our Chief Executive Officer and our Secretary, in the aggregate amount of $328,000, at an annual interest rate of 5.75%, for the purchase of 100,000 shares of our common stock from another of our stockholders. The interest rate will be adjusted once a year on the anniversary of the issuance date of the loan. The loan is secured by a pledge of all of the stock purchased by Mr. Calhoun with the proceeds of the loan, is full recourse to Mr. Calhoun and matures in February 2005.

        In addition, we are authorized to loan up to an aggregate of an additional $3,022,000 to Mr. Bisimis and Mr. Calhoun for the purchase of additional shares of our common stock from another of our stockholders. Any additional loans we make to Mr. Bisimis or Mr. Calhoun will be made on the same terms and conditions as the February 2002 loans. Mr. Bisimis and Mr. Calhoun must borrow the additional authorized amounts from us prior to March 31, 2002.

        We believe that all of the transactions described above were made and are on terms no less favorable to us than those we could obtain from independent third parties in arms-length negotiations.

COMPARATIVE STOCK PERFORMANCE GRAPH

        The following graph shows how an initial investment of $100 in our common stock would have compared to an equal investment in the NEMAX-All-Share-Performance-Index and the NEMAX Biotechnology Index (Performance) during the period from August 10, 2000, when our stock was first traded publicly, through December 31, 2001. The graph reflects closing prices reported on Xetra, an electronic trading system for stock listed on the Frankfurt Stock Exchange.

Investment of $100 on Measurement Date
130
120
110
100
90
80
70
60
50
40
30
20
10
0
08/10/00
09/10/00
10/10/00
11/10/00
12/10/00
01/10/01
02/10/01
03/10/01
04/10/01
05/10/01
06/10/01
07/10/01
08/10/01
09/10/01
10/10/01
11/10/01
12/10/01
Measurement Date
MacroPore, Inc.
NEMAX-All-Shares-Performance-Index
NEMAX Biotechnology Index (Performance)

        Notwithstanding anything to the contrary set forth in any of our previous filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by us under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by us under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table provides certain information regarding beneficial ownership of our common stock as of February 8, 2002 by each stockholder known by us to own beneficially more than 5% of our outstanding shares, our directors, some of our most highly compensated executive officers, and our directors and executive officers as a group.

        The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be the beneficial owner of securities as to which that person has no economic interest.

        All of the individuals listed below who hold stock options granted by us prior to January 1, 2001 may exercise those stock option grants before the options are fully vested. Accordingly, all of the shares issuable upon exercise of those options are deemed to be beneficially owned by those individuals for purposes of the following table. Unless otherwise indicated, the address for each person or entity named below is c/o MacroPore, Inc., 6740 Top Gun Street, San Diego, California 92121.

Name	Number of shares of common stock beneficially owned	Percentage of outstanding shares
Marshall Cox(1)	742,324	4.9
Christopher J. Calhoun(2)	827,083	5.4
Michael Simpson(3)	272,916	1.8
Ari Bisimis(4)	344,201	2.2
Charles E. Galetto(5)	105,833	*
David Rickey(6)	50,000	*
Medtronic Asset Management, Inc.(7)	1,000,000	6.6
Edmund Krix(8)	296,386	2.0
All directors and executive officers as a group (12 persons)(9)	3,007,783	18.6

*
Less than one percent.

(1)
Includes 112,500 shares issuable upon the exercise of stock options and 22,223 shares issuable upon exercise of warrants. Also includes 5,334 shares held of record by his spouse. Mr. Cox disclaims beneficial ownership of shares held by his spouse.

(2)
Includes 277,083 shares issuable upon the exercise of stock options. Also includes a total of 550,000 shares held of record by TTMC Investments, Inc. Mr. Calhoun has sole voting and investment power with respect to the shares of our common stock held by TTMC Investments. Mr. Calhoun disclaims beneficial ownership of these securities, except to the extent he has a pecuniary interest in the securities, and this report shall not be deemed an admission that Mr. Calhoun is the beneficial owner of such securities for any other purpose.

(3)
Includes 162,087 shares issuable upon the exercise of stock options.

(4)
Includes 274,583 shares issuable upon the exercise of stock options.

(5)
Includes 105,833 shares issuable upon the exercise of stock options.

(6)
Includes 50,000 shares issuable upon the exercise of stock options.

(7)
The address for Medtronic Asset Management, Inc. is Medtronic, Inc. Corporate Center, 7000 Central Avenue, N.E., Minneapolis, Minnesota 55432.

(8)
Includes 50,000 shares issuable upon the exercise of stock options.

(9)
Includes all shares and options exercisable within sixty days owned by all directors and executive officers and their spouses.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        Compensation Philosophy.    The compensation committee of our board of directors attempts to create a balanced compensation package by combining components based upon the achievement of long-term value to stockholders with components based upon the execution of shorter-term strategic goals. Our compensation committee expects that the achievement of these shorter-term goals ultimately will contribute to our long-term success. Our compensation committee has instituted a management compensation plan that: Attracts and retains talented management; Provides short-term and long-term incentives; and Focuses performance on the achievements of our objectives.

        Compensation Methodology.    Our compensation committee develops and implements compensation policies, plans and programs which seek to enhance stockholder value by closely aligning the financial interests of senior management with those of our stockholders.

        Our compensation committee's compensation program for senior management is comprised of the following:

    Base salary.    The annual base salary is designed to compensate executives for their sustained performance and level of responsibility. Base salary is based on individual performance and the executives' experience. The committee approves all salary increases for executive officers.

    Annual performance bonus.    An annual cash bonus program is established to promote the achievement of our performance objectives. The granting of an annual bonus is discretionary. Our goals and individual goals and milestones for our management are established at the beginning of the year, and include targets for progress in research and development, clinical activities, development of sales, marketing and investor relations programs and organizational developments and share price. Our compensation committee provides bonus incentives for achievement of these goals because we believe attainment of these goals will be in the best long-term interests of our stockholders. Bonus amounts for each executive are dependent upon our level of achievement, as well as achievements by the individual.

    Long-term incentive compensation.    Our compensation committee determines the number of stock option grants to be granted to each executive. These recommendations are based on the executive's ability to improve our financial and operational performance, the executive's past performance, and our Chief Executive Officer's expectation of the executive's future performance and contributions. All stock options or other awards we may make under our Amended and Restated 1997 Stock Option Plan are granted with an exercise price equal to the closing market price on the day immediately preceding the date of grant.

        Compensation of our Chief Executive Officer.    Our compensation committee meets at least annually to evaluate the performance of our Chief Executive Officer. Based on this evaluation, the committee may approve salary increases, annual bonuses and long-term incentive awards, or any combination thereof, for our Chief Executive Officer. Our Chief Executive Officer's compensation reflects a high degree of policy-making and decision-making authority and a high level of responsibility with respect to our strategic direction and our financial and operating results. It also reflects our Chief Executive Officer's long-term commitment and contributions to our success.

Respectfully submitted,
Compensation Committee Mr. Marshall G. Cox Mr. Christopher J. Calhoun

February 8, 2002

AUDIT COMMITTEE REPORT

        The audit committee provides advice with respect to our financial matters and helps the board of directors oversee finance, accounting, and tax compliance. The audit committee's primary duties are to:

  •
  independently and objectively monitor our financial reporting process and internal control systems

  •
  review and appraise the audit efforts of our independent public accountants

  •
  evaluate our quarterly financial performance and our compliance with laws and regulations

  •
  oversee management's establishment and enforcement of financial policies and business practices

  •
  provide an open line of communication among the independent public accountants, financial and senior management, and the board of directors.

        Change in Auditors:    On December 12, 2000, PricewaterhouseCoopers LLP resigned as MacroPore's independent accountants. PricewaterhouseCoopers' reports on our financial statements for the years ended December 31, 1998 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified. In connection with PricewaterhouseCoopers' audit of the years ended December 31, 1998 and 1999 and through December 12, 2000, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused PricewaterhouseCoopers to refer to the subject matter of the disagreements in PricewaterhouseCoopers' report. During the years ended December 31, 1998 and 1999 and through December 12, 2000, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K. We engaged Arthur Andersen LLP as our independent accountants on December 15, 2000. The audit committee participated in and approved the decision to engage Arthur Andersen.

        Audit Fees:    The aggregate fee billed for professional services rendered by Arthur Andersen for the audit of the financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during 2001 was $64,500 during 2001.

        Financial Information Systems Design and Implementation Fees:    There were no fees paid for professional services relating to financial information systems design and implementation during 2001.

        All Other Fees:    The aggregate fee billed for other services provided by Arthur Andersen, which primarily consisted of assistance with our Form 10 that we filed with the Commission in 2001, tax compliance and consulting, was $64,800 during 2001.

        The audit committee has considered the fees paid to the outside auditors and believes the fees are compatible with maintaining the outside auditor's independence.

        The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2001 with our management. The audit committee has discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61.

        The audit committee has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1, and has discussed Arthur Andersen's independence with Arthur Andersen.

        Based upon the audit committee's review and discussions as noted above, the audit committee has recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Commission.

Respectfully submitted,
Audit Committee Mr. David Rickey Mr. Edmund Krix Mr. Paul Araquistain
February 8, 2002

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain of our officers, and persons or entities who own more than ten percent of our common stock, to file with the Commission reports of beneficial ownership and changes in beneficial ownership of our common stock. Those directors, officers, and stockholders are required by regulations to furnish us with copies of all forms they file under Section 16(a). Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers, and stockholders, Mark Lane, one of our former officers, failed to report three transactions on a timely basis and filed one late Form 4, and Mr. Calhoun failed to report one transaction on a timely basis and filed one late Form 4. Mr. Bisimis, Russell Bonafede, Mr. Calhoun, Mr. Cornwall, Mr. Cox, Mr. Galetto, Mr. Lane, Mr. Reuter, Mr. Rickey, Ms. Schulzki, Mr. Scott, Mr. Simpson and Gary Sohngen, one of our former officers, each failed to file a Form 3 on a timely basis. Mr. Ferris and Mr. Krix have not filed a Form 3.

INDEPENDENT AUDITORS

        Upon the recommendation of the audit committee, our board of directors selected Arthur Andersen as our independent auditors for the year ending December 31, 2001. One or more representatives of Arthur Andersen are expected to attend our annual meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire. Any material non-audit services provided to us by Arthur Andersen will be approved by the audit committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of our auditors.

EXPENSES OF SOLICITATION

        We will bear the total cost of the proxy solicitation. We anticipate that banks, brokerage houses and other custodians, nominees, and fiduciaries will forward soliciting material to the beneficial owners of shares of common stock entitled to vote at our annual meeting and that we will reimburse those persons for their out-of-pocket expenses incurred in this connection.

STOCKHOLDER PROPOSALS FOR THE 2003 MEETING

        We intend to hold an annual meeting of stockholders in or around May 2003. Stockholders are hereby notified that, if they intend to submit proposals for inclusion in our proxy statement and proxy for our 2003 annual meeting of stockholders, such proposals must be received by us no later than January 2, 2003 and must otherwise be in compliance with applicable Commission regulations.

MISCELLANEOUS

        Our board of directors knows of no other business to be presented at our annual meeting. If other matters properly come before our annual meeting, it is intended that the proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such proxies.

By Order of the Board of Directors,
CHRISTOPHER J. CALHOUN Vice-Chairman, Chief Executive Officer, and Secretary

MACROPORE, INC.
Annual Meeting of Stockholders—May 28, 2002

The undersigned hereby appoints Christopher J. Calhoun and Ari Bisimis, Proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common stock (par value $.001) of MacroPore, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 6740 Top Gun Street, San Diego, California, on May 28, 2002, commencing at 9:00 a.m. (San Diego local time), and in Germany at KTC Ölmühlweg 65, 61462 Königstein via video conference beginning at 6:00 p.m. (Frankfurt local time), and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED 1997 STOCK OPTION AND STOCK PURCHASE PLAN, AND FOR THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Please mark box /X/ in blue or black ink.

1.
Election of Directors:                    FOR all nominees listed below / /

Nominees: MARSHALL G. COX, CHRISTOPHER J. CALHOUN, MICHAEL SIMPSON, ARI BISIMIS, DAVID RICKEY, EDMUND KRIX

TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE NOMINEES, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE OR NOMINEES FOR WHOM YOU WITHHOLD AUTHORITY TO VOTE.

2.
Approval of an amendment to our Amended and Restated 1997 Stock Option and Stock Purchase Plan to increase the number of shares of common stock available for issuance thereunder to 7,000,000.

FOR / /	AGAINST / /	ABSTAIN / /
3.
Approval of an amendment to our certificate of incorporation to change our name to MacroPore Biosurgery, Inc.

FOR / /	AGAINST / /	ABSTAIN / /

(Continued and to be signed on reverse side)

        In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING / /
Dated:	, 2002

Signature

Signature

        Please sign, date, and return the proxy card using the enclosed envelope.

Appendix

MACROPORE, INC.
AMENDED AND RESTATED
1997 STOCK OPTION AND STOCK PURCHASE PLAN
(INITIALLY ADOPTED AS OF OCTOBER 22, 1997)
(EFFECTIVE AS OF NOVEMBER 5, 1999)

[This Appendix shall not be provided to the individual shareholders]

SECTION 8.	PAYMENT FOR SHARES		6
	(a)	General Rule	6
	(b)	Surrender of Stock	6
	(c)	Promissory Notes	6
	(d)	Cashless Exercise	6
SECTION 9.	ADJUSTMENT OF SHARES		6
	(a)	General	6
	(b)	Reorganizations	6
	(c)	Reservation of Rights	7
SECTION 10.	LEGAL REQUIREMENTS		7
SECTION 11.	NO EMPLOYMENT RIGHTS		7
SECTION 12.	DURATION AND AMENDMENTS		7
	(a)	Term of the Plan	7
	(b)	Right to Amend or Terminate the Plan	7
	(c)	Effect of Amendment or Termination	7
SECTION 13.	EXECUTION		8

SECTION 1. PURPOSE.

        The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as incentive stock options intended to qualify under section 422 of the Internal Revenue Code.

SECTION 2. DEFINITIONS.

        (a)    "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b)    "CHANGE IN CONTROL" means the occurrence of any of the following events:

          (i)    the consummation of the acquisition of fifty-one percent (51%) or more of the outstanding Stock of the Company by one person or by two or more persons acting as a partnership, limited partnership, syndicate or other group pursuant to a tender offer validly made under any federal or state law (other than a tender offer by the Company);

          (ii)  the consummation of a merger, consolidation or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority in interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization;

          (iii)  the sale of all or substantially all of the assets of the Company to a third party who is not an affiliate (including a Parent or Subsidiary) of the Company;

          (iv)  the dissolution of the Company pursuant to action validly taken by the stockholders of the Company in accordance with applicable state law; or

          (v)  the occurrence of any other tender offer, merger, consolidation, sale, reorganization, dissolution or other such event or series of events, which in the opinion of a majority of the Board (as reflected in a written resolution of the Board) has resulted in a change of control of the Company.

        (c)    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

        (d)    "COMMITTEE" shall mean a committee consisting of members of the Board of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee. At such time as the officers and directors of the Company become reporting persons with respect to the Securities Exchange Act of 1934, the Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights to acquire Shares to persons who are subject to Section 16 of the Securities Exchange Act of 1934.

        (e)    "COMPANY" shall mean Macropore, Inc., a Delaware corporation.

        (f)    "DISABILITY" shall means that an Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

        (g)    "EMPLOYEE" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, or (iii) a consultant who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as a consultant shall be considered employment for all purposes under the Plan except the second sentence of Section 4(a).

        (h)    "EXERCISE PRICE"" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

        (i)    "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

        (j)    "ISO" shall mean an employee incentive stock option described in Code section 422(b).

        (k)    "NONSTATUTORY OPTION" shall mean an employee stock option that is not an ISO.

        (l)    "OFFEREE" shall mean an individual to whom the Committee has offered the right to acquire Shares (other than upon exercise of an Option).

        (m)    "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        (n)    "OPTIONEE" shall mean an individual who holds an Option.

        (o)    "PLAN" shall mean this Macropore, Inc. 1997 Stock Option and Stock Purchase Plan.

        (p)    "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

        (q)    "SERVICE" shall mean service as an Employee.

        (r)    "SHARE" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

        (s)    "STOCK" shall mean the common stock of the Company.

        (t)    "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        (u)    "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

        (v)    "SUBSIDIARY" shall mean any corporation, of which the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3. ADMINISTRATION.

        (a)    COMMITTEE MEMBERSHIP.  The Plan shall be administered by the Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors.

        (b)    COMMITTEE PROCEDURES.  The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

        (c)    COMMITTEE RESPONSIBILITIES.  Subject to the provisions of the Plan, the Committee shall have fall authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv)  To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)  To select Offerees and Optionees;

          (vi)  To determine the number of Shares to be awarded or offered for sale or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price and vesting of the award, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii)To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and vesting of the Option, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix)  To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee or Offeree;

          (x)  To determine the disposition of an Option or other right to acquire Shares in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xi)  To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Purchase or Stock Option Agreement; and

          (xii) To take any other actions deemed necessary or advisable for the administration of the Plan.

        All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any other right to acquire Shares under the Plan.

        (d)    FINANCIAL REPORTS.  To the extent required by applicable law, and not less often than annually, the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4. ELIGIBILITY.

        (a)    GENERAL RULE.  Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

        (b)    TEN-PERCENT SHAREHOLDERS.  An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Optionee or Offeree unless (i) the Exercise Price for an ISO (and, to the extent required by applicable law, the Exercise Price for a Nonstatutory Option and Purchase Price for a sale of Shares) is at least 110 percent of the Fair Market Value of a Share on the date of grant, and (ii) in the case of an ISO, such ISO by its terms s is not exercisable after the expiration of five years from the date of grant.

        (c)    ATTRIBUTION RULES.  For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

        (d)    OUTSTANDING STOCK.  For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

        (a)    BASIC LIMITATION.  Shares offered under the Plan shall be authorized but unissued Shares, or issued Shares that have been reacquired by the Company. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed three million (3,000,000) Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights to acquire Shares outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b)    ADDITIONAL SHARES.  In the event that any outstanding Option or other right to acquire Shares for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

        (a)    STOCK PURCHASE AGREEMENT.  Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

        (b)    DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS.  Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within the number of days specified by the Committee and communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

        (c)    PURCHASE PRICE.  To the extent required by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less an eighty-five percent (85%) of the Fair Market Value of such Shares, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

        (d)    WITHHOLDING TAXES.  As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

        (e)    RESTRICTIONS ON TRANSFER OF SHARES.  No Shares awarded or sold under the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares awarded or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. To the extent required by applicable law, any service-based vesting conditions shall not be less rapid than the schedule set forth in Section 7(e).

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

        (a)    STOCK OPTION AGREEMENT.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b)    NUMBER OF SHARES.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c)    EXERCISE PRICE.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

        (d)    WITHHOLDING TAXES.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e)    EXERCISABILITY.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of twenty percent (20%) per year for each of the first five years from the date of grant. Subject to the preceding sentence, the vesting of any Option shall be determined by the Committee in its sole discretion.

        (f)    TERM.  Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

        (g)    NONTRANSFERABILITY.  No Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

        (h)    EXERCISE OF OPTIONS ON TERMINATION OF SERVICE.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's service terminates due to death or Disability.

          (i)    NO RIGHTS AS A SHAREHOLDER.  An Optionee, or a transferee of an Optionee, shall have no rights as a shareholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

          (j)    MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

          (k)  RESTRICTIONS ON TRANSFER OF SHARES.  No Shares issued upon exercise of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8. PAYMENT FOR SHARES.

        (a)    GENERAL RULE.  The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

        (b)    SURRENDER OF STOCK.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c)    PROMISSORY NOTES.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

        (d)    CASHLESS EXERCISE.  To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9. ADJUSTMENT OF SHARES.

        (a)    GENERAL.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants of Options or other rights to acquire Shares under Section 5, (ii) the number of Shares covered by each outstanding Option or other right to acquire Shares or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Shares,

        (b)    REORGANIZATIONS.  In the event that the Company is a party to a merger or reorganization, outstanding Options or other rights to acquire Shares shall be subject to the agreement of merger or reorganization.

        (c)    RESERVATION OF RIGHTS.  Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option, or the number or Purchase Price of shares subject to any other right to acquire Shares. The grant of an Option or other right to acquire Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. LEGAL REQUIREMENTS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 11. NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any Option granted or other right to acquire Shares awarded under the Plan, shall be construed to give any person any right to become, to be treated as, or remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12. DURATION AND AMENDMENTS.

        (a)    TERM OF THE PLAN.  The Plan, as set forth herein, shall become effective on the date, of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any Option grants or other right to acquire Shares already made shall be null and void, and no additional Option grants or other right to acquire Shares shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b)    RIGHT TO AMEND OR TERMINATE THE PLAN.  The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted or other right to acquire Shares awarded before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules.

        (c)    EFFECT OF AMENDMENT OR TERMINATION.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of art Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.

SECTION 13. EXECUTION.

        To record the amended and restatement of the Plan by the Board of Directors as of August 27, 1999 the Company has caused its authorized officer to execute the same.

MACROPORE, INC.

By:	/s/ CHRISTOPHER J. CALHOUN
Name:	Christopher J. Calhoun
Title:	Vice Chairman, Chief Executive Officer, Secretary

QuickLinks

MACROPORE, INC. 6740 TOP GUN STREET SAN DIEGO, CALIFORNIA 92121
NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2002
Table of Contents
PROXY STATEMENT
MacroPore, Inc. 6740 Top Gun Street San Diego, CA 92121 (858) 458-0900
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1. ELECTION OF DIRECTORS
PROPOSAL 2. APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1997 STOCK OPTION AND STOCK PURCHASE PLAN
PLAN BENEFITS
PROPOSAL 3. APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
COMPARATIVE STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT AUDITORS
EXPENSES OF SOLICITATION
STOCKHOLDER PROPOSALS FOR THE 2003 MEETING
MISCELLANEOUS
MACROPORE, INC. Annual Meeting of Stockholders—May 28, 2002
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Appendix
MACROPORE, INC. AMENDED AND RESTATED 1997 STOCK OPTION AND STOCK PURCHASE PLAN (INITIALLY ADOPTED AS OF OCTOBER 22, 1997) (EFFECTIVE AS OF NOVEMBER 5, 1999)
TABLE OF CONTENTS